ME$_2$C Environmental

Environmental Technologies for the Energy Sector

Three Pillars of Growth & Recurring Revenue



"Developing ESG solutions since day one."
– Richard MacPherson, Founder, President & CEO

January 2023

Legal Disclosure

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as "anticipate, "believe," "plan," "expect," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements.

These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, risks discussed in the Company's filings with the SEC and those discussed under the caption "Risk Factors" in the Company's 2021 Form 10-K. These risks could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statement involve risks and uncertainties, including those detailed in ME$_2$C's filings with the Securities and Exchange Commission.

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither the Company nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, the Company's potential market share, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the Company.

Disclaimer:

This presentation is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any such offer will only be made in compliance with applicable securities laws and subject to execution of definitive documents.

What We Do: Nearly 15 Years of Environmental Stewardship

Early pioneers in the ESG movement with environmental technologies and sustainability for the energy sector, Midwest Energy Emissions Corp. (ME_2C®) develops proven, innovative solutions that reduce harmful contaminants produced by energy production.

ME_2C's patented SEA® technologies enable coal-fired power plants to achieve maximum mercury emissions capture rates while **providing numerous environmental and operational side benefits.**

Developers of the "best available control technology" **(BACT)** for energy sector mercury removal. We are continually developing new technologies for the energy sector in full alignment of the industry's ESG requirements.

Industry Recognition: Promoting ESG in Power Generation

THE NEXUS AWARD

VISTRA ENERGY

2018 Annual Supply Chain Diversity Success Award

Industry Awards

SOUTHERN STATES ENERGY BOARD

ACUG AMERICAN COAL USERS' GROUP

ETEBA Linking businesses with opportunity

UNEP

GLOBAL MERCURY PARTNERSHIP

INTERNATIONAL CENTRE FOR SUSTAINABLE CARBON

Technology Collaboration Programme

KNOWLEDGE PARTNER

Memberships in Global & National Groups

"Early leaders in the ESG movement."



– Richard MacPherson, Founder, President & CEO

Our History

The First 15 Years: More than a Decade of Growth

2008: Full scale demonstrations begin across North America

2011: First SEA® technology commercial contract in the U.S.

2012: Initial financing of \$10M with Alterna Capital Partners, LLC

2016: \$32M Revenue, \$4.1M EBITDA, positive long-term projections **(before effects of infringement)**

2017: ME_2C acquires full patent right of the SEA technology; U.S. coal-fired industry adopts ME_2C's technology **SEA® Approach** outside of patent requirements

2018: *Revenues drop to \$12.3M;* Industry-wide infringement of SEA® technologies underway

2019:

- Completion of 2-year, \$4M+ patent fortification to fight infringement by large number of utilities
- Patent enhancements go from defensive to offensive strategy by ME_2C
- Complete reorganization of debt, reduced expenses by \$2M annually
- \$2.6M raised to cover future IP costs and legal processing fees
- Monetization strategy of patented technologies through licensing and/or direct supply
- **Filed lawsuit against four major utilities and refined coal entities in July 2019**

2020: *Revenues drop to \$8.2M*

2021 - 2022:

- Monetization of IP underway with a series of licensing agreements beginning in late 2020
- Outreach to Europe & SE Asian markets are reinitiated post-COVID
- Continued development of our new technologies, including **rare earth element extraction**
- ME_2C has obtained **eight supply development/license agreements** (late 2020-2022) with major U.S. utilities; additional new business (licensing/supply) expected over the next 12-18 months
- IP litigation on track and scheduled for trial later this year
- **Core business growing at a 50% YoY rate of recurring revenue due to IP enforcement successes**


Oxidation
Binding
Base
Reduction
Release
Sorbent
Mercury Chemisorption Model


ME2C

"We have a strong footprint in creating a positive environmental impact."



– Richard MacPherson, Founder, President & CEO

Growth Opportunities: Pillars of Environmental Sustainability


1

Core Technologies

$150 Million US Market

Mercury Emissions – SEA®

- Developed in mid 2000s
- $60 Million+ spent on R&D
- 1st US Contract in 2010 Over 40 Active Patents
- ***European & Asian Markets 3-10X Larger than US –market outreach currently in progress***


2

New Technologies

$16 Billion U.S. Market

Rare Earth Element Extraction

- Testing with Renown Academic & Commercial Labs Since 2020
- Moving into field testing 2023
- Approach centered on extracting value from remediation efforts
- U.S. Market expected to grow at a rate of 10% annually through 2026


3

IP Portfolio

Protecting Intellectual Property

Patent Enforcement Action

- **Numerous utilities** have recognized the strength of ME$_2$C's patents through license/supply agreements
- **Refined Coal Operators generated $1 billion annually for years** through unlicensed use of ME$_2$C technology
- Trial date set for November 2023

*Sources: *Estimated REE market data from the International Energy Agency, IEA | Figure 4.8 (Global value of coal and selected critical minerals in the NZE), Page 164.* https://www.iea.org/reports/net-zero-by-2050.

"ME$_2$C has created foundational growth in proven environmental technologies leading to future growth in new markets and profitable opportunities."



– Richard MacPherson, Founder, President & CEO

Pillar 1: Core Technologies

Existing Infrastructure Can Support $100M+ in Annual Revenue

ME$_2$C's solid infrastructure is ready to meet the future demand as the company grows on its present path.

- This modern facility in completely paid for and owned by ME$_2$C – to be brought into operation in 2023 – will support increased supply demands for core mercury emissions sorbent as well as production of new sorbent for REE extraction
- **ME$_2$C can exceed $100 million in annual revenues without any additional investments in infrastructure**
- Our REE Extraction Technology materials will be developed and produced from these facilities under tight manufacturing processes and provided to the industry as required under license agreements
- All overseas material supply will be carried out in the Country of Origin under ME$_2$C supervision

"ME$_2$C's facilities not only underpin its current technologies, these specialized operations are designed to produce new sorbent technologies currently under development."



– Richard MacPherson, Founder, President & CEO



ME$_2$C's 2nd Manufacturing Plant in Texarkana, TX | Fully designed & paid for by the company

Pillar 1: Core Technologies

Proven Environmental Technologies for Mercury Emissions Reduction

- Coal is a low cost, stable, and reliable source of domestic energy, now growing around the world at a significant pace
- Since 2021, coal accounts for 21% of the U.S. power and over 36% of the global power mix. **Coal-fired power around the world is increasing at a rapid rate increasing the** need for mercury emissions controls and ME$_2$C
- Coal is projected to remain a significant fuel source through 2050
- **ME$_2$C's SEA® technologies** are believed to be in use at over 40% of the U.S. coal-fired power plant sector – which we are now capitalizing on through our litigation approach of enforcement
- Our **international expansion** will follow an IP/Trademark approach to generate new markets through a Licensing/Royalty Program

'Necessary evil': France refires coal plant amid energy woes



"Our sorbent technologies are environmentally-friendly and promote ESG benefits for our utility customers."



– Richard MacPherson, Founder, President & CEO

Sources: US Coal Power: https://www.eia.gov/tools/faqs/faq.php?id=427&t=3 Global Coal Power: https://www.iea.org/reports/coal-fired-electricity

Pillar 2: New Technologies

Continued Focus on Critical Environmental Concerns & U.S. Infrastructure

ME_2C's emerging ESG-focused environmental technologies under development are aimed at addressing critical environmental concerns and U.S. energy infrastructure including, **rare earth element (REE) extraction, coal ash cleanup, and wastewater remediation.**

Significant value to be created through:

- **Sorbent Technology Licensing**
- **Sorbent Commercialization**
- **Monetization of Coal-Ash Cleanup**

$16 Billion U.S. Market Potential



"ME_2C's developing technologies will share significantly in the market, should they be proven commercially viable, and bring forth a high-margin expansion of our core business with decades of opportunity across the U.S. and beyond."



– Richard MacPherson, Founder, President & CEO

Pillar 2: New Technologies

Coal Ash Contamination: Disastrous Environmental Concern

ME_2C's technologies are designed to generate economic byproducts from the remediation effort in order to underwrite the actual cleanup


The impact of coal ash ponds on water resources
Impact
Coal ash pond
Impact
Shallow groundwater
Monitoring wells
?
Domestic wells
Deep groundwater

- Coal combustion residuals (CCR or coal ash) contain contaminants like mercury, cadmium, and arsenic EPA estimates 140M tons of coal ash generated annually making it one of the largest types of industrial waste generated in the U.S.
- EPA estimates 1,070 ponds across the U.S. holding coal ash in a liquid form (mixed with water)
- April 2015, EPA promulgated comprehensive set of requirements for the management of coal ash in landfills
- This approach will ensure the clean up occurs and provide much needed REE's as part of the process

"The cleanup of coal waste represents the largest environmental concern facing the energy sector today."


– Richard MacPherson, Founder, President & CEO

Pillar 2: New Technologies

Extracting Rare Earth Minerals from Coal Waste

ME$_2$C intends to bring a cost-effective, environmentally sound REE extraction process to market that would be useful in multiple applications related to mineral mining & coal ash utilization

- Department of Energy has reported a global market for REEs valued at ~$13.2 billion in 2019 with a growth expectation of 10.7% annually between 2020 to 2026
- The U.S. currently imports all the rare earth elements it consumes from China
- Our technologies are well under way in development – moving to the field-testing stage in 2023
- Their utilization could be adapted around the world if proven successful at the next level of development


Grist
The plan to turn coal country into a rare earth powerhouse
May 26, 2021


U.S. EPA to tighten requirements on toxic waste from coal plants



"ME$_2$C's proven technologies are aimed at solutions to address critical environmental needs for the coal-fired energy sector."


– Richard MacPherson, Founder, President & CEO

**Sources: (1) The plan to turn coal country into a rare earth powerhouse – May 2021 - Grist.org; (2) U.S. EPA to tighten requirements on toxic waste from coal plants – July 2021 - Reuters*

ME$_2$C Environmental

Pillar 3: Intellectual Property

Protecting ME$_2$C's Patent Portfolio

Refined Coal Operators have relied on ME$_2$C's patented technologies to generate billions of dollars in tax credit value.

- ME$_2$C filed an IP Patent infringement suit in 2019 based on unauthorized use of ME$_2$C technology
- ME$_2$C has alleged that the refined coal Defendants have caused significant business harm to ME$_2$C and obtained significant value from their use of its technology
- If infringement is found, the law requires damages "adequate to compensate for the infringement, but in no event less than a reasonable royalty for the use made of the invention by the infringer"

2019 ME$_2$C files a patent infringement suit

Refined Coal Tax Program Ends – ***<u>Generates $1 Billion annually</u> for refined coal owners*** ***2021***

June 2021 U.S. court denies motions to dismiss filed by Refined Coal defendants

Discovery process underway. ***Sept 2021***

Discovery concludes ***Sept 2022***

Dec 2020 – Dec 2022: ME$_2$C gains 8 new utility agreements

November 2023 – Trial Date

"Our case is strong, and we feel very certain the facts will underpin a successful outcome."



– Richard MacPherson, Founder, President & CEO

Company Overview

Snapshot of Corporate Structure

Shares Outstanding	93M
Insider Participation	32%
Three-Member Board of Directors: Actively Involved in Company Management & Operations	• Founder/CEO, single largest individual shareholder • Chairman, second largest individual shareholder • General Counsel and shareholder
Working Capital	Solid financial position with no need for capital raise for the foreseeable future
Long-term Projected Profitability	• 50% Top line revenue growth since 2020 • 80% Margins on Licensing • 30-40% Margins on Supply Contracts
Stock buyback option with Alterna Capital	Approximately 7.0M shares at $.50

ME2C Environmental

Company Overview

Annual Recurring Revenue Business "Back on Track": 3-Year Growth Projections



Actual & Expected Year-Ending Revenue in Millions (USD)
Expected Revenue Does Not Include Potential IP Settlements
$70
$60
$50
$40
$30
$20
$10
$0
"Our present path should allow us to develop over $70M per annum by 2025 of supply side business given our success rate."
-Richard MacPherson, Founder, President, & CEO
$8 A
$13 A
$21 A
$30 E
$45 E
$65 E
Ended 2022 with approx. $21M of existing business in hand
2022 Revenues 66% increase over 2021
2020
2021
2022
2023
2024
2025
Year-Ending Revenue in Millions (USD)

A = Actual Reported Annual Revenue *(2022 revenues subject to audit)*
E = Expected Annual Revenue based on current growth rate (not official guidance)

Future Growth

International Licensing & Royalty Opportunities

Top Targeted Countries:

- Eastern Europe, Poland
- Southeast Asia, AMS
- Turkey

"Coal accounted for about 36.5% of the global power mix in 2021."

– Barrons, Dec 12, 2022,
Myra Saefong, Commodities

Association of Southeast Asian Nations (ASEAN) Member States (AMS)

- Brunei Darussalam
- Cambodia
- Indonesia
- Lao PDR
- Malaysia
- Myanmar
- Philippines
- Singapore
- Thailand
- Vietnam



Installed Capacity (GW)
> 32 – 56
> 19 – 32
> 5 – 19
1 – 5

- AMS are making efforts to move towards **more efficient coal-fired power plants technologies** through the Clean Coal Technology (CCT) Programme Area under the ASEAN Plan of Action for Energy Cooperation (APAEC).
- **Indonesia will nearly double its coal-fired power generation in coming years (coal power to increase by 33%)**

https://www.nti.org/education-center/treaties-and-regimes/association-southeast-asian-nations-asean/ https://aseanenergy.org/asean-plan-of-action-for-energy-cooperation-apaec-phase-ii-2021-2025/

Strategic Milestones for 2023 & Beyond

- Continued supply-side growth in our core business
- Additional high-margin licensing agreements
- Potential JV licensing agreements in Asia & Europe
- Updated information on new REE technologies under development
- Significant settlements with existing refined coal defendants are a possibility
- Potential listings onto major stock exchanges are underway

"Our present profitable core business will continue to grow nicely underpinning our overall objectives worldwide and the new technologies we are working to introduce.

The potential realization of damage claims from the infringement case will only add strength to our long-term opportunities as we continue on our path of bringing new technologies to the environmental challenges of today and tomorrow."



– Richard MacPherson, Founder, President & CEO



Corporate Office
Manufacturing & Production Distribution Center
1810 Jester Drive
Corsicana, TX 75109
Main: 614 505 6115
www.me2cenvironmental.com

R&D Offices
Grand Forks, ND

Richard MacPherson
President & CEO
Office: 614 505 6115 x-1005
Mobile: 512 888 3815
rmacpherson@me2cenvironmental.com

A Powerful Combination of Science and Engineering Delivering Proven, Environmental Technologies

ME$_2$C Environmental